UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of Earliest Event Reported): July 10, 2003 (May 13, 2003)

                             WILLIAMS CONTROLS, INC.
                             -----------------------
               (Exact name of Company as specified in its charter)

    Delaware                        0-18083                      84-1099587
-----------------              -----------------            --------------------
 (State or other             (Commission File No.)            (I.R.S. Employer
 jurisdiction of                                             Identification No.)
  incorporation)

                   14100 S.W. 72nd Avenue, Portland, OR 97224
                    (Address of Principal Executive Offices)

                                 (503) 684-8600
                         (Registrant's telephone number,
                              including area code)

                                 Not Applicable
                                ----------------
         (Former name or former address, if changed since last report.)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

        (c)  Exhibits.

           99.1     Press Release, dated May 13, 2003.


ITEM 9.     REGULATION FD DISCLOSURE

The information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. On May 13, 2003, Williams Controls, Inc. issued a press release announcing its second quarter operating statistics. Williams Controls, Inc., inadvertently failed to file a copy of the press release on Form 8-K at the same time the press release was issued. A copy of the press release is attached as Exhibit 99.1.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                                 WILLIAMS CONTROLS, INC.


Date:  July 10, 2003                        By:  /s/ Dennis Bunday
                                                 -----------------------
                                                 Dennis Bunday
                                                 Chief Financial Officer